Exhibit 10.19

This amendment corrects a technical error where the reference to Section 4.4 as set forth below was incorrectly 4.2 in the original document.

CONFIDENTIALTREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 1

TO THE EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 1 to the Exclusive License Agreement (the “Amendment”) is made as of this 8th day of August, 2000, by and between Introgen Therapeutics, Inc., a Texas corporation having its principal place of business at 301 Congress Avenue, Suite 1850, Austin, Texas 78701 (“Introgen”), Corixa Corporation, a Delaware corporation having its principal place of business at 1124 Columbia Street, Suite 200, Seattle, Washington 98104 (the “Company”), and Chinook Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company “Chinook,” and collectively with the Company, “Corixa”).

RECITALS

WHEREAS, the parties hereto have entered into that certain Exclusive License Agreement, effective as of July 19, 1999 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to correct a provision thereof to milestone payments;

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

AGREEMENT

1. Unless defined otherwise herein, capitalized terms used in this Amendment shall have the meanings given them in the Agreement.

2. Section 4.4(a)(viii) shall be amended by replacing it in its entirety with the following:

(viii) [***] ($[***]) within thirty (30) days following the first approval in a Major Market by a Regulatory Authority of a Licensed Product for an additional Major Indication that a human cancer (each an “Additional Major Indication”). It is understood that payments under this Section 4.4(a)(viii) shall be due for no more than three (3) Additional Major Indications, and, accordingly, the total amount due under this Section 4.4(a)(viii) shall not exceed [***] ($[***]).

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

3. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

4. This Amendment shall be governed by and construed under the laws of the state of Washington without giving effect to the principles of conflicts of laws.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representative.

CORIXA CORPORATION		INTROGEN THERAPEUTICS, INC.

By:	/s/ Mark McDade	By:	/s/ David L. Parker
Name:	Mark McDade	Name:	David L. Parker
Title:	President and COO	Title:	V.P. of Intellectual Property

CHINOOK CORPORATION

By:	/s/ Mark McDade
Name:	Mark McDade
Title:	President